                                                                                                       EXHIBIT 99.1

                                               KRAMONT REALTY TRUST

                                                AUTHORIZATION FORM

                                 DISTRIBUTION REINVESTMENT AND SHARE PURCHASE PLAN

                                    Please Read Carefully - This is Not a Proxy

I/we hereby appoint American Stock Transfer & Trust Company or any successor bank or trust company
(the "Agent") as may from time to time be designated by Kramont Realty Trust (the "Company") as my/our agent to act in accordance with and subject to the terms and conditions of the Distribution
Reinvestment and Share Purchase Plan of the Company (the "Plan").  I/we hereby represent that I/we have received and reviewed the Prospectus dated June __, 2001 relating to the Plan (the "Prospectus").
Capitalized terms used herein and not otherwise defined have the meanings set forth in the Prospectus.

TO ENROLL - Check "I" or "II" under "Distribution Reinvestment Program" and/or "I" or "II" under
"Share Purchase Program".  If no box is checked, option "I" under "Distribution Reinvestment Program"
will be deemed to have been selected.  If your common shares of beneficial interest, par value $.01 per share, of the Company (the "Common Shares") are held by a bank, broker or other nominee, you do not have to complete this Authorization Form.  Please ask your bank, broker or other nominee to enroll you in the Plan.
[  ] As a NEW investor, I/we hereby enroll in the Share Purchase Program by making an initial optional cash payment as set forth under "Share Purchase Program" below.  (As a NEW investor, you must complete Annex A hereto).
[  ] As an existing participant in the Plan, I/we wish to make an optional cash payment as set forth under
"Share Purchase Program" below, or change my/our investment election as set forth under "Distribution
Reinvestment Program" below.

DISTRIBUTION REINVESTMENT PROGRAM

[  ] I.  Full Distribution Reinvestment.  I/we hereby authorize the Company to pay to the Agent for my/our account all cash distributions payable to me/us on (i) all of the Common Shares registered in my/our name(s) and (ii) all limited partnership interests of Kramont Operating Partnership, L.P. (the "OP
Units") registered in my/our name(s).  I/we hereby authorize the Agent, as my/our agent, to apply all of my/our cash distributions it receives with respect to such Common Shares and OP Units to the purchase of full and fractional Common Shares.
[  ] II.  Partial Distribution Reinvestment.  I/we hereby authorize the Company to pay to the Agent for my/our account all cash distributions payable to me/us on (i) _________ Common Shares registered in my/our name(s) and (ii) ______________ OP Units registered in my/our name(s).  I/we hereby authorize the Agent, as my/our agent, to apply all of my/our cash distributions it receives with respect to such
Common Shares and OP Units to the purchase of full and fractional Common Shares.

SHARE PURCHASE PROGRAM

[  ] I.  Optional Cash Payments of $100 to $3,000 per Calendar Quarter.  I/we wish to invest in
Common Shares by making an optional cash payment of __________ in United States dollars to the
Agent for my/our account under the Share Purchase Program. (Optional cash payments in excess of
$3,000 per calendar quarter may be made by a participant only upon such participant's submission to the
Company of a completed and signed request for waiver and the Company's grant of a waiver of limitations relating to such optional cash payments).  I/we hereby direct the Agent to purchase Common
Shares with such optional cash payment.  I/we hereby direct the Agent to enroll in the Distribution
Reinvestment Program [  ] (a) all; [  ] (b) none; [  ] (c) __________ of the Common Shares to be purchased.
(Please check box "a", "b" or "c" and specify the applicable number of Common Shares to be enrolled if box "c" is checked.  If none of boxes "a", "b" or "c" is checked, box "a" will be deemed to have been selected).  I/we hereby authorize the Agent, as my/our agent, to apply such payments to the purchase of full and fractional registered Common Shares.
[  ] II.  Optional Cash Payments of in Excess of $3,000 per Calendar Quarter.  I/we wish to invest in
Common Shares by making an optional cash payment of __________ in United States dollars to the
Agent for my/our account under the Share Purchase Program.  I/we hereby direct the Agent to purchase
Common Shares with such optional cash payment.  I/we have submitted to the Company a completed and signed request for waiver and the Company has granted a waiver of the limitations relating to this optional cash payment.  I/we hereby direct the Agent to enroll in the Distribution Reinvestment Program
[  ] (a) all; [  ] (b) none; [  ] (c) __________ of the Common Shares to be purchased. (Please check box "a", "b"
or "c" and specify the applicable number of Common Shares to be enrolled if box "c" is checked.  If none of boxes "a", "b" or "c" is checked, box "a" will be deemed to have been selected).  I/we hereby authorize the Agent, as my/our agent, to apply such payments to the purchase of full and fractional registered
Common Shares.

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IF YOU CHECKED "I" OR "II" UNDER "SHARE PURCHASE PROGRAM", PLEASE NOTE
THE FOLLOWING:

Participants in the Plan are not obligated to participate in the Share Purchase Program.  Participants in the Share Purchase Program may invest in Common Shares by making optional cash payments whether or not a distribution is declared.  The same optional cash payment amount need not be sent each time, and there is no obligation to make an optional cash payment in any calendar quarter.

Each optional cash payment is subject to a minimum per month purchase limit of $100 and a maximum per calendar quarter purchase limit of $3,000 (unless such limit has been waived by the Company).
Optional cash payments in excess of $3,000 per calendar quarter may be made by a participant only upon such participant's submission to the Company of a completed and signed request for waiver and the
Company's grant of a waiver of limitations relating to such optional cash payments.  Generally, optional cash payments of less than $100 and that portion of any optional cash payment which exceeds the maximum calendar quarterly purchase limit of $3,000 (unless such limit has been waived by the
Company) will be returned to participants without interest at the end of the relevant pricing period.
There is no pre-established maximum limit applicable to optional cash payments that may be made pursuant to granted requests for waiver.  Participants interested in obtaining further information about any optional cash payments proposed to be made pursuant to a request for waiver should contact Ms.
Mary Gannon, Secretary of the Company, at (610) 825-7100. Grants of waivers will be made in the sole and absolute discretion of the Company.

An optional cash payment must be made by sending the Agent a check or money order (together with a completed and signed optional cash payment form), made payable to "American Stock Transfer & Trust
Company" or making a wire transfer to "American Stock Transfer & Trust Company".  Wire transfers may be used only if approved in advance by the Agent.  Optional cash payment forms may be obtained at any time by written request to the Agent at the following address: American Stock Transfer & Trust
Company, Attention: Dividend Reinvestment Department, Wall Street Station, P.O. Box 922, New York,
New York 10269-0560 or by telephoning the Agent at: (877) 322-4940.  Once a participant has enrolled in the Plan an optional cash payment form will be attached to each statement of account sent to you.
Checks, money orders and optional cash payment forms should be mailed to American Stock Transfer &
Trust Company, Attention: Dividend Reinvestment Department, Wall Street Station, P.O. Box 922, New
York, New York 10269-0560.

Optional cash payments must be in United States dollars.  Do not send cash.  Checks and money orders are accepted subject to timely collection as good funds and verification of compliance with the terms of the Plan.  Checks not drawn on a United States bank are subject to collection and collection fees and will be invested on the investment date when the Common Shares are issued or thereafter.  Checks returned for any reason will not be resubmitted for collection.  No interest will be paid by the Company or the
Agent on optional cash payments held pending investment.

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Please return this Authorization Form, payment (if any) and the optional cash payment form (if any) to
American Stock Transfer & Trust Company, Attention: Dividend Reinvestment Department, Wall Street
Station, P.O. Box 922, New York, New York 10269-0560.  If the Common Shares or OP Units are
registered in more than one name (e.g. joint tenants, trustees, etc.), all registered holders must complete and sign this Authorization Form.

___________________________________________
Please print full name(s) exactly as
Common Shares or OP Units are registered

___________________________________________
Signature

___________________________________________
Signature

___________________________________________
Date

___________________________________________
Social Security Number or
Tax Identification Number

                                                     E-99.1-2

                                                                                                            Annex A

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1.      ACCOUNT REGISTRATION
        Complete only one section:  Print clearly in capital letters.

        [ ]    Individual or Joint Account

               ___________________________________
               Owner's Name

               Owner's Social Security No.                                  Owner's Date of Birth
               (used for tax reporting)                                Month          Day            Year
               [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                           [ ][ ]        [ ][ ]        [ ][ ][ ][ ]
               ______________________________________________________________________________________________________

               ___________________________________
               Joint Owner's Name

               Joint Owner's Social Security No.                         Joint Owner's Date of Birth
               (used for tax reporting)                         Month          Day             Year
               [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                           [ ][ ]        [ ][ ]        [ ][ ][ ][ ]
               ______________________________________________________________________________________________________

               A joint account will be registered "Joint Tenants with Rights of Survivorship" unless you check a box below:

                      [  ] Tenants in common
                      [  ] Tenants by entirety
                      [  ] Community property

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        [  ]   Gift Transfer To a Minor (UGMA/UTMA)

               ___________________________________
               Custodian's Name

               ___________________________________
               Minor's Name

               Minor's Social Security No.                                    Minor's Date of Birth
               (used for tax reporting)                                Month           Day     Year
               [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                           [ ][ ]        [ ][ ]        [ ][ ][ ][ ]

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        [  ]   Trust  (Please check only one of the trustee types)

               [  ]   Individual As Trustee

               [  ]   Organization As Trustee

                      _____________________________________________________________________________________________
                      Trustee:   Individual or Organization Name

                      _____________________________________________________________________________________________
                      Co-Trustee's Name

               ____________________________________________________________________________________________________
               Name of Trust

               ____________________________________________________________________________________________________
               For the Benefit Of

               ____________________________________________________________________________________________________

               Trust Taxpayer Identification No.                                          Date of Trust
                                                                       Month          Day             Year
               [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]                           [ ][ ]        [ ][ ]        [ ][ ][ ][ ]

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        [  ]   Organization or Business Entity (Please check only one of the organization or business entity types):

               [  ] Corporation            [  ] Partnership            [  ] Other

               ____________________________________________________________________________________________________
               Name of Organization or Business Entity

               Organization Taxpayer Identification No.

               [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]

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2.      ADDRESS

               _________________________________________________________________
               Mailing Address (Including Apartment or Box Number)

               _________________________________________________________________
               City          State         Zip

               (___) _____-_____                                (___) ____-____
               Home Phone                                       Work Phone

               For Mailing Address Outside the United States:

               ____________________________________________________________________________________________________
               County of Residence                Province             Routing or Postal Code

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3.      ACCOUNT AUTHORIZATION SIGNATURE (required)

        [  ]   Request For Taxpayer Identification Number (Substitute Form W-9)

               I am a U.S. citizen or a resident alien.  I certify, under penalties of perjury, that (1) the taxpayer identification number in Section 1 is correct (or I am waiting for a number to be issued to me) and (CROSS OUT THE FOLLOWING IF NOT TRUE) (2) I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

        [  ]   Certificate of Foreign Status (Substitute Form W-8)

               I am an exempt foreign citizen.  I certify, under penalties of perjury, that for distributions, I am not a U.S. citizen or resident alien (or I am filing for a foreign corporation, partnership, estate, or trust) and I am an exempt foreign person.  I have entered in Section 2 the country where I reside permanently for income-tax purposes.

        [  ]   For Organizations and Business Entities Exempt From Backup Withholding

               I qualify for exemption and my account will not be subject to tax reporting and backup withholding.

____________________________________               ___________________________________________________________
 Signature                                               Date

____________________________________               ___________________________________________________________
 Signature                                               Date